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                           AMENDMENT NO. 5 AND WAIVER

     This Amendment No. 5 and Waiver (this "Amendment") amends certain provisions and waives certain covenants of that certain Credit Agreement dated as of May 9, 1997 (as amended, modified and supplemented from time to time, the "Credit Agreement"), among COLORADO PRIME CORPORATION, a Delaware corporation ("Borrower"), each institution identified as a lender on Annex I thereto (each, together with its successors and assigns, a "Lender"), and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, acting as the Agents for itself and the other Lenders ("Administrative Agent"), and is entered into as of December , 1998 among Borrower, the Administrative Agent and the Lenders executing the signature pages hereof.

                                    RECITALS

     WHEREAS, Borrower is prohibited pursuant to Section 8.7(b) of the Credit Agreement from repurchasing its Senior Notes, which currently are trading at a discount;

     WHEREAS, Borrower has requested that the Lenders consent in advance to its repurchase of up to $8,000,000 in fair market value of its Senior Notes to enable Borrower to have the benefit of such discount; and

     WHEREAS, Borrower and Lenders desire to amend certain other provisions of the Credit Agreement:

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement, and the provisions of Section 1.2 of the Credit Agreement shall apply hereto as if fully set forth herein.

          2. Waiver: Section 8.7(b). Notwithstanding the terms of Section 8.7(b) of the Credit Agreement to the contrary, Required Lenders hereby consent to Borrower repurchasing Senior Notes for an aggregate purchase price not to exceed $8,000,000, provided, that such repurchase or repurchases be completed on or before January 31, 1999 and that the purchase price not exceed fifty-five (55%) of the face value of the Senior Notes purchased.

          3. Fee. Each time the Lenders advance Loans to the Borrower for the repurchase of Senior Notes pursuant to the waiver granted in Section 3 hereof, Borrower shall pay Lenders a fee equal to the principal amount of such Loans multiplied by 0.025.

          4.  Amendments.  The Credit Agreement is hereby amended by:

             (a) amending the definition of "Borrowing Base" in Section 1.1 by:
        (i) changing the percentage of Eligible Food-Related Accounts and Eligible Non-Food Accounts in subsections (a) and (b), respectively, from eighty percent (80%) to seventy-percent (70%), and (ii) deleting subsection (c) in its entirety and the words "or inventory" in the fifth line of the proviso to such definition.

             (b) deleting the current version of Exhibit C and replacing it with the version of Exhibit C attached to this Amendment.

             (c) amending Section 1.1 by deleting the definition of "Eligible Inventory" therefrom.

             (d) amending Section 4.7(a) by deleting the second sentence thereof and replacing it with the following: "Borrower shall deliver to such Monitoring Agent, if any, and the Disbursing Agent, a Borrowing Base Certificate at the times required under Section 7.2(a)."
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             (e) amending Section 4.7(e) by: (i) deleting in its entirety the phrase "Upon the occurrence and during the continuance of an Event of Default" at the beginning of both the first and second sentences and inserting in lieu thereof the phrase "At any time", and (ii) deleting the "." at the end of the second sentence and inserting in lieu thereof the phrase ", such Lockbox to be established within sixty (60) days of the Administrative Agent's request or such longer period of time as the Administrative Agent may allow.".

             (f) amending Section 7.2(a) by: (i) deleting the word "Monthly" from the title of the subsection; (ii) deleting in its entirety the phrase "On or before each date required under Section 4.7(a)" at the beginning of the subsection; and (iii) inserting in lieu thereof the phrase "On the first Business Day of each week".

             (g) amending Annex III, Pricing Grid, by adding 25 basis points (0.25%) to each number in the columns headed "Revolver Applicable Margin."

          5. Lockboxes: Cash Dominion. The Borrower shall, and shall cause each other Credit Party to, within sixty (60) days after the date hereof:
     (a) enter into one or more Lockbox Agreements with the Disbursing Agent and establish Lockboxes and Collection Accounts with the Disbursing Agent (to the extent not already done); and (b) to notify all account debtors of each Credit Party to remit all payments on the Accounts only through such Lockboxes. The Administrative Agent hereby directs the Disbursing Agent to take control of the Collection Accounts of the Credit Parties and to perform the other functions specified for the Disbursing Agent in Section 4.7(c) of the Credit Agreement.

          6. Representations. To induce the Administrative Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants as follows:

             (a) Representations and Warranties. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than representations and warranties that expressly relate solely to an earlier date; and

             (b) No Defaults. No Default or Event of Default has occurred and is continuing as of the date hereof.

          7. Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.

                            [SIGNATURE PAGES FOLLOW]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                          BORROWER:

                                          COLORADO PRIME CORPORATION,
                                          a Delaware corporation

                                          By: /s/ MATTHEW BURRIS

                                            ------------------------------------
                                          Title:     VP

                                             -----------------------------------

                                          ADMINISTRATIVE AGENT:

                                          DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES, as the
                                          Administrative Agent

                                          By:       /s/ PETER M. KAY
                                            ------------------------------------
                                                        Peter M. Kay
                                                       Vice President

                                          By:      /s/ STEVEN S. KERR
                                            ------------------------------------
                                                       Steven S. Kerr
                                                    Assistant Treasurer

                                          LENDERS:

                                          DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES, as a Lender

                                          By:       /s/ PETER M. KAY
                                            ------------------------------------
                                                        Peter M. Kay
                                                       Vice President

                                          By:      /s/ STEVEN S. KERR
                                            ------------------------------------
                                                       Steven S. Kerr
                                                    Assistant Treasurer
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                                          BANK LEUMI USA, as a Lender

                                          By:   [ILLEGIBLE]
                                            ------------------------------------

                                          By:   [ILLEGIBLE]
                                            ------------------------------------

                                          BANKBOSTON, N.A., as a Lender

                                          By:   [ILLEGIBLE]
                                            ------------------------------------

                                          By:     /s/ ROBERT F. DUGGAN
                                            ------------------------------------
                                                      Robert F. Duggan
                                                     Managing Director

                                          IBJ SCHRODER BANK & TRUST COMPANY,
                                          as a Lender

                                          By:   [ILLEGIBLE]
                                            ------------------------------------

                                          By:
                                            ------------------------------------